PRUDENTIAL INVESTMENT PORTFOLIOS 9
Prudential Absolute Return Bond Fund

Supplement dated January 26, 2012 to the Prospectus and Summary Prospectus dated March 30, 2011
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The Prospectus and Summary Prospectus of Fund are hereby amended as set forth below:

The table titled “Annual Fund Operating Expenses” appearing in the section titled “Fund Fees and Expenses” is deleted and the following new table is substituted:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Q	Class Z
Management fees	0.80%	0.80%	0.80%	0.80%
+ Distribution and service (12b-1) fees	0.30	1.00	None	None
+ Other expenses[1]	1.60	1.59	1.65	1.68
= Total annual Fund operating expenses	2.70	3.39	2.45	2.48
– Fee waiver or expense reimbursement[1]	(1.60)	(1.54)	(1.60)	(1.63)
= Net annual Fund operating expenses[1]	1.10	1.85	0.85	0.85

The “Example” table appearing in the section titled “Fund Fees and Expenses” and the footnote appearing underneath the table are deleted and the following new table and new footnotes are substituted:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$557	$1,105	$1,679	$3,233	$557	$1,105	$1,679	$3,233
Class C	$288	$899	$1,632	$3,573	$188	$899	$1,632	$3,573
Class Q	$87	$610	$1,161	$2,664	$87	$610	$1,161	$2,664
Class Z	$87	$616	$1,173	$2,692	$87	$616	$1,173	$2,692

1 The manager of the Fund has contractually agreed through February 28, 2013 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to 0.85% of the Fund's average daily net assets. The decision on whether to renew, modify or terminate the expense cap is subject to review by the Manager and the Fund’s Board of Trustees. Separately, the distributor has contractually agreed through February 28, 2013 to limit the Fund's Class A distribution and service (12b-1) fees to .25% of the Fund's Class A average daily net assets. The decision on whether to renew, modify or terminate the waiver is subject to review by the distributor and the Fund’s Board of Trustees.

LR414